Exhibit 99.1

[GRAPHIC OMITTED]

TOYOTA
FINANCIAL SERVICES

Presentation Materials for Investors

October 2012

Disclaimer

o    This presentation includes certain "forward-looking statements" within the meaning of The U. S.
     Private Securities Litigation Reform Act of 1995.

o    These statements are based on current expectations and currently available information.

o    Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit
     Corporation

o    We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

o    This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

Disclaimer

o    This presentation includes certain "forward-looking statements" within the meaning of The U. S.
     Private Securities Litigation Reform Act of 1995.

o    These statements are based on current expectations and currently available information.

o    Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit
     Corporation

o    We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward- looking statements.

o    This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of
     TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

o    Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

o    This presentation is made to and directed only at (i) persons outside the United Kingdom, or
     (ii) qualified investors or investment professionals falling within Article 19(5) and Article
     49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005
     (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are
     "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive
     (Directive 2003/71/EC) (such persons collectively being referred to as "Relevant Persons") .
     This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to
     Relevant Persons and will be engaged in only with Relevant Persons.

o    This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B. V. ,
     Toyota Credit Canada Inc. , Toyota Finance Australia Limited and Toyota Motor Credit
     Corporation dated 16 September 2011 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the
     London Stock Exchange plc at
     www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.

Toyota's Global Businesses

AUTOMOTIVE      FINANCIAL SERVICES        OTHER BUSINESSES

[graphic omitted]

TMC Consolidated Financial Results

                                                      Three Months
                          Fiscal Year Ended March 31,        Ended
(JPY billions)              2011    2012              June 30,2012
----------------------- -------- -------------------- -------------
Net Revenues            18,993.7 18,583.7                  5,501.6
Operating Income (Loss)   468.3    355.6                      353.1
Net Income (Loss)         408.2    283.6                     290.3

Source: TMC FY2011 , FY2012 and FY2013 Q1 Financial Summary

TMC Consolidated Balance Sheet

                                                    FY2011               FY2012              FY2013
(JPY billions)                           As of March 31, 2011 As of March 31, 2012 As of June 30, 2012
---------------------------------------- -------------------- -------------------- -------------------
Current assets                                     11,829.8             12,321.2           12,107.6
Noncurrent finance receivables, net                 5,556.7              5,602.5            5,432.1
Investment and other assets                         6,122.5              6,491.9            6,424.1
Property, plant and equipment, net                  6,309.2              6,235.4            6,066.0
                                         -------------------- -------------------- -------------------
Total Assets                                       29,818.2             30,651.0           30,029.8
                                         -------------------- -------------------- -------------------
Liabilities                                        18,898.1             19,584.5           19,002.2
Shareholders' equity                               10,920.0             11,066.5           11,027.6
                                         -------------------- -------------------- -------------------
Total Liabilities abd Shareholders' Equity         29,818.2             30,651.0           30,029.8
                                         -------------------- -------------------- -------------------

Source: TMC FY2011 , FY2012 and FY2013 Q1 Financial Summary

Toyota Across the United States

[graphic omitted]

Source: Toyota Motor Corporation FY2011 and FY2012 Financial Summary

Toyota Motor Sales, USA

- For 2012, more than 40% of the vehicle models TMS sells will be all-new or significantly refreshed
- TMS is launching 19 new or refreshed models, including 7 from Toyota, 9 from Lexus and 3 from Scion
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - 11 hybrid models [(1)] in TMS line-up and 72% share of the U.S. hybrid market [(2)]
- Recent and upcoming vehicle launches:

-Prius PHV
-Prius c
-RAV 4 EV
-Avalon & HV
-Scion FR-S
-Lexus GS & HV
-Lexus ES & HV
-Lexus LS & HV

(1) Includes cars and light trucks
(2) Calendar year to date as of August 2012
Source: *Company Reports*

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2012 Interbrand "Best Global Brands" At #10, Toyota ranked first among all auto brands	2012 Interbrand "Best Global Green Brands" Toyota ranked #1 among all brands and industries	2012 Cars.com "American-Made Index" Camry ranked #1 for fourth consecutive year
2012 JD Power IQS Toyota and Lexus earned 5 segment awards; Lexus repeated as #1 overall nameplate	2012 JD Power Vehicle Dependability Study Lexus ranked #1, Toyota ranked #3 highest non-premium brand	2012 Consumer Reports Top Picks Toyota captured 5 of the 10 "Top Picks" spots
2012 Forbes "Safest Small Cars" Lexus CT 200H, Scion tC and Toyota Prius	Parents Magazine & Edmunds.com "Best Family Cars of 2012" List Prius v, Camry, Sienna	Consumer Reports' 2012 Car-Brand Perception Survey Toyota ranked #1
2012 IIHS "Top Safety" TMS earned 19 "top safety" awards, more than any other automaker	**NHTSA** Four vehicles received 5 Star overall rating in NCAP testing Scion tC, Camry, Camry HV, Prius	**Kelley Blue Book 2012** **"Best Resale Value"** Toyota best automotive brand Lexus best luxury brand

9

Toyota Motor Sales, USA(3)

Lexus LS460       Lexus LS460 F-Sport

Toyota Avalon

[graphic omitted]

Toyota Motor Sales, USA (4)

PRIUS Plug-In

RAV 4 EV

[graphic omitted]

Toyota Motor Sales, USA (5)

Scion FR-S

Lexus LF-CC
Concept

[graphic omitted]

Toyota Financial Services

TFS Group Global Presence

o    34 Countries and Regions Worldwide

[graphic omitted]

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

o    Nearly 4.0 million active finance contracts (1)

o    AA- (2)/Aa3(2) rated captive finance company by S and P / Moody's

o    Credit support agreement structure with TFSC/TMC

(1) As of June 30, 2012
(2) Outlook negative

Credit Support Agreements

o    Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     --   TFSC will own 100% of TMCC

     --   TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding

     --   If TMCC determines it will be unable to meet its payment obligations on any securities,
          TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

     --   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2)
          each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

o    TFSC in turn has the benefit of a credit support agreement with Toyota Motor Corporation
     ("TMC")

     --   Same key features as TFSC/TMCC credit support agreement

     --   TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

o    TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

TMCC Products and Services

     Consumer          Dealer             Commercial                Insurance
     Finance          Finance              Finance
o  Retail        o  Wholesale          o  Forklift             o Service Agreements
o  Lease         o  Real Estate        o  Hino Medium Duty     o Ext.  Warranty
                 o  Working Capital    o  Retail               o Guaranteed Auto Protection
                 o  Revolving Credit   o  Lease                o Roadside Assistance
                     Lines

TMCC FY12 Business Highlights

- 2nd highest market share ever helped drive strong financing revenues
- Lowest net charge-off ratio ever
- 2nd lowest residual value losses ever driven by record used vehicle values
- Highest insurance penetration ever
- 2nd highest operating income[(1)] ever
- Celebrating 30 years of supporting Toyota/Lexus/ Scion sales and enhancing customer relationships

(1) Operating Income: pre-tax income, excluding the impact of derivative mark-to-market adjustments

18

TMCC Earning Asset Composition

Managed Assets
(USD billions)                  79.0
                       76.8  76.8
             72.6 72.2
                        12.1 12.7 13.9
             10.8 11.3
                  3.0   11.3 10.5 10.8

[graphic omitted]

Source: TMCC March 31, 2012 10-K and June 30, 2012 10-Q

Extensive Field Organization

o    Decentralized dealer and field support

o    Centralized servicing and collections

[graphic omitted]

TMCC Financial Performance - Select Data

                                                                     Three months
                                        Fiscal Year Ended March 31,      Ended
                                                                        June 30,
(USD millions)                          2009    2010    2011    2012      2012

Total Financing Revenues               8,800   8,163   8,064   7,429     1,797
 add: Other Income                       432     680     779     717       185
 less: Interest Expense                7,132   5,587   4,967   4,639       913
             and Depreciation
Net Financing Revenues                 2,100   3,256   3,876   3,507     1,069
             and Other Revenues
Net Income (Loss)                       (623)  1,063   1,853   1,486       477

Source: TMCC March 31, 2012 10-K and June 30, 2012 10-Q

TMCC Financial Performance - Select Data

                                                                   Three months
                                     Fiscal Year Ended March 31,      Ended
                                                                     June 30,
(USD millions)                       2009    2010    2011    2012      2012

Over 60 Days Delinquent (1)         0.68%   0.45%   0.26%   0.18%     0.23%
Allowance for Credit Losses (1)(2)  2.51%   2.31%   1.13%   0.80%     0.76%
Net Credit Losses (3)               1.37%   1.03%   0.52%   0.21%     0.15%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables
    (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010
Source: TMCC March 31,2012 10-K and June 30,2012 10-Q

TMCC Retail Loan Collateral and ABS Transactions

Credit Decisioning and Collections

o    Major adjustments to credit decisioning implemented beginning in late 2007 and enhanced in subsequent years

     --   Identification and minimization of least desirable segments

o    Renewed focus on core Toyota and Lexus business

o    Rededication of collections strategy and staff

     --   Re-trained staff and out-sourced high risk collections

     --   Emphasis on early intervention

     --   Optimization of staff and technology resources

Credit: Results*

o    Retail loan credit performance has shown significant improvement

     --   Portfolio-level performance trends show general improvement

     --   Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

[graphic omitted]

* Abbreviated for presentation purposes

Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At September 30,		At March 31,				
	2012	2011	2012	2011	2010	2009	2008
Outstanding Contracts (2)	3,146,582	3,167,374	3,119,781	3,189,591	3,093,894	3,050,178	2,942,565
Number of Accounts Past Due in the following categories							
30 - 59 days	43,965	48,619	35,162	43,070	55,123	57,547	54,219
60 - 89 days	9,454	10,766	6,786	8,588	11,722	13,327	13,010
Over 89 days	7,166	9,456	5,870	9,153	10,953	11,797	9,575
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.40%	1.53%	1.13%	1.35%	1.78%	1.89%	1.84%
60 - 89 days	0.30%	0.34%	0.22%	0.27%	0.38%	0.44%	0.44%
Over 89 days	0.23%	0.30%	0.19%	0.29%	0.35%	0.39%	0.33%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: *Company Reports*

26

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the 6 Months Ended September 30,		For the Fiscal Years Ended March 31,				
	2012	2011	2012	2011	2010	2009	2008
Principal Balance Outstanding (2)	$46,396,990	$45,050,980	$44,648,020	$45,053,303	$43,234,740	$43,485,623	$42,313,780
Average Principal Balance Outstanding (3)	$45,522,505	$45,052,141	$44,850,661	$44,144,021	$43,360,181	$42,899,702	$39,900,783
Number of Contracts Outstanding	3,146,582	3,167,374	3,119,781	3,189,591	3,093,894	3,050,178	2,942,565
Average Number of Contracts Outstanding (3)	3,133,182	3,178,483	3,154,686	3,141,743	3,072,036	2,996,372	2,812,234
Number of Repossessions (4)	16,252	21,378	42,937	64,710	79,637	81,270	65,785
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.04% (7)	1.35% (7)	1.36%	2.06%	2.59%	2.71%	2.34%
Gross Charge-Offs (5)(8)	$107,319	$120,374	$240,736	$447,159	$724,212	$897,508	$608,689
Recoveries (6)	$31,717	$43,550	$78,593	$98,105	$116,892	$87,182	$68,511
Net Losses	$75,602	$76,824	$162,143	$349,054	$607,320	$810,326	$540,178
Net Losses as a Percentage of Average Principal Balance Outstanding	0.33% (7)	0.34% (7)	0.36%	0.79%	1.40%	1.89%	1.35%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

27

Source: *Company Reports*

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2007	2008	2009	2010	2011	2012[1]
Number of Pool Assets	1,070,814	1,070,411	824,133	956,010	911,545	742,734
Original Pool Balance	$23,723,872,435	$23,938,411,965	$17,974,710,305	$21,924,552,881	$21,608,462,287	$18,270,310,894
Average Initial Loan Balance	$22,155	$22,364	$21,810	$22,933	$23,705	$24,599
Weighted Average Interest Rate	7.64%	6.03%	5.69%	3.91%	3.76%	3.26%
Weighted Average Original Term	62 months	63 months	62 months	62 months	63 months	63 months
Weighted Average FICO	708	723	737	738	735	731
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 22.9%	CA - 20.7%	CA - 18.9%	CA - 18.0%	CA - 18.9%	CA - 19.2%
State 2	TX - 11.0%	TX - 12.0%	TX - 12.1%	TX - 13.1%	TX - 12.6%	TX - 14.0%
State 3	NY - 5.1%	NY - 4.8%	NY - 5.4%	NY - 5.2%	NY - 5.4%	NY - 5.0%
State 4	NJ - 4.8%	NJ - 4.5%	NJ - 5.2%	NJ - 4.7%	NJ - 4.9%	NJ - 4.6%
State 5	VA - 4.3%	IL - 4.3%	IL - 4.3%	VA - 4.5%	IL - 4.1%	VA - 4.3%
Distribution of Receivables by Contract Rate:						
Less than 2.0%	11.3%	16.0%	17.1%	35.2%	30.3%	41.0%
2.0% - 3.99%	8.9%	14.7%	17.9%	22.8%	35.9%	30.0%
4.0% - 5.99%	11.6%	20.4%	21.2%	19.3%	17.5%	15.5%
6.0% - 7.99%	31.8%	26.2%	23.9%	13.6%	8.5%	6.8%
8.0% - 9.99%	18.2%	12.6%	11.3%	4.1%	3.2%	2.7%
10.0% - 11.99%	6.0%	3.7%	3.6%	1.7%	1.6%	1.4%
12.0% - 13.99%	2.5%	2.1%	1.7%	0.9%	0.7%	0.5%
14.0% - 15.99%	2.4%	1.3%	1.0%	0.7%	0.6%	0.5%
16.0% and greater	7.4%	3.0%	2.3%	1.8%	1.7%	1.4%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
% of Non-Toyota/Non-Lexus	7.2%	6.1%	4.8%	4.9%	4.4%	3.3%
% of 72+ Month Term	7.7%	20.6%	15.1%	9.8%	10.5%	10.2%
% of Used Vehicles	23.4%	25.4%	29.5%	30.6%	31.5%	24.0%

(1) As of September 30, 2012
(2) Percentages may not add to 100% due to rounding
Source: *Company Reports*

28

Origination Characteristics

APR Distribution

Weighted Average Original Term

Weighted Average FICO

Weighted Average FICO

New vs. Used

[graphic omitted]

*As of September 30,2012
Source: Company Reports

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)[1]

	TAOT 2010-C	TAOT 2011-A	TAOT 2011-B	TAOT 2012-A	TAOT 2012-B
Number of Pool Assets	104,874	77,857	111,163	95,915	62,985
Original Pool Balance	$1,344,094,647	$1,038,130,389	$1,573,816,681	$1,558,792,743	$1,034,333,678
Average Principal Balance	$12,816	$13,334	$14,158	$16,252	$16,422
Weighted Average Interest Rate	4.06%	3.57%	2.99%	2.89%	2.85%
Weighted Average Original Term	60	60	60	61	61
Weighted Average FICO	755	755	755	754	754
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 19.5%	CA - 19.0%	CA - 18.9%	CA - 19.8%	CA - 21.4%
State 2	TX - 11.5%	TX - 12.2%	TX - 12.0%	TX - 12.4%	TX - 13.3%
State 3	PA - 5.9%	PA - 5.4%	PA - 4.8%	IL - 4.5%	NJ - 4.7%
State 4	MD - 4.8%	IL - 4.6%	NY - 4.5%	VA - 4.5%	IL - 4.5%
State 5	IL - 4.6%	NY - 4.5%	IL - 4.5%	MD - 4.1%	NY - 4.5%
Share of Original Assets:					
% of Non-Toyota/Non-Le	0.0%	0.0%	0.0%	0.0%	0.0%
% of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
% of Used Vehicles	19.5%	20.3%	23.8%	27.3%	26.3%

(1) Abbreviated for presentation purposes

Source: *Company Reports*

30

TAOT Deal Performance

Transaction Moody's EL     S and P's EL
----------- ---------- -----------------
TAOT 2010-A  1.25% (1) 1.70% - 1.90% (2)
----------- ---------- -----------------
TAOT 2010-B  1.25% (1) 1.50% - 1.70% (2)
----------- ---------- -----------------
TAOT 2010-C  1.15% (1) 1.40% - 1.60% (2)
----------- ---------- -----------------
TAOT 2011-A    1.15%    1.40% - 1.60%
----------- ---------- -----------------
TAOT 2011-B   0.85%      1.15% - 1.35%
----------- ---------- -----------------
TAOT 2012-A   0.70%     0.85% - 1.00%
----------- ---------- -----------------
TAOT 2012-B   0.50%     0.75% - 0.90%
----------- ---------- -----------------

(1)  Moody's cumulative net loss assumption at initial transaction rating. On September 15, 2011,
     Moody's announced that it had decreased the transaction CNL assumptions to 0.45%-0.70% for
     2010-A and 2010-B and 0.35%-0.60% for 2010-C.

(2)  Standard and Poors cumulative net loss assumption at initial transaction rating. On January 17,
     2012, Standard and Poors announced that it had decreased the transaction CNL assumptions to
     0.45%-0.55% for 2010-A, 0.40%-0.50% for 2010-B and 0.35%-0.45% for 2010-C.

[graphic omitted]

Source: Company Reports

TMCC Funding Programs

Exceptional Liquidity

- A-1+/P-1 direct commercial paper program
  - $15.4 billion multi-party committed credit facilities
- $ 6.1 billion short-term investment portfolio[(1)]
- Over $ 50 billion in readily salable retail loan & lease receivables
- Access to various domestic and international markets
- Billions of additional capacity in global benchmark markets
- Extensive inter-company lending infrastructure
- Credit support agreements: TMCC → TFSC → TMC

(1) Average balance for quarter ended June 30, 2012

Source: *TMCC June 30, 2012 10-Q*

33

TMCC Funding Program Objectives

o    TMCC is committed to:

     --   Maintaining funding diversity and exceptional liquidity

     --   Issuing into strong demand with attractive deals

     --   Identifying and developing new markets and investor relationships

     --   Responding quickly to opportunities with best-in-class execution

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding

[graphic omitted]

As of June 30, 2012
Source: Company Reports

Funding Flexibility And Responsiveness

Increased Diversification Across USD Curve (1)

[graphic omitted]

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of September 30, 2012
Source:Company Reports

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Key Investment Highlights

o    Financial strength supported by strong credit ratings

o    Transparent business model with exceptional liquidity

o    Rational funding programs with long term perspective

     --   Diversification in bond offerings

     --   Focus on proactively meeting needs of market

     --   Strong emphasis placed on flexibility and responsiveness

o    Industry-leading in:

     --   Liquidity management framework

     --   Balance sheet strength

     --   Business model resiliency

TOYOTA
FINANCIAL SERVICES

[graphic omitted]